NEWS RELEASE

For immediate release

Contact: Charles D. Troiano at (212) 978-4710

Odyssey Re Holdings Corp. Reports Fourth Quarter and
Full Year 2004 Results

New York, NY — February 10, 2005 — Odyssey Re Holdings Corp. (NYSE: ORH) today reported its fourth quarter and full year 2004 results.

Net income amounted to $50.9 million, or $0.74 per common share for the quarter ended December 31, 2004, compared to $47.6 million or $0.69 per common share for the quarter ended December 31, 2003. Included in the fourth quarter 2004 and 2003 net income were net realized capital gains of $12.6 million and $15.7 million, respectively, which on an after-tax basis, amounted to $8.2 million and $10.2 million, or $0.12 and $0.14 per common share, respectively.

All references to earnings per share amounts are on a diluted basis, which includes the dilutive effect of the assumed conversion of the Company’s contingently convertible debt securities in accordance with the Emerging Issues Task Force Issue 4-08 (“EITF Issue 4-08”), “The Effect of Contingently Convertible Instruments on Diluted Earnings per Share,” which is effective for periods ending after December 15, 2004. The diluted earnings per share for prior periods have been restated to conform to the provisions of EITF Issue 4-08.

For the year ended December 31, 2004, net income was $186.9 million, or $2.71 per common share, compared to net income of $249.2 million, or $3.59 per common share, for the year ended December 31, 2003. Net after-tax realized capital gains for the year ended December 31, 2004 were $73.8 million, or $1.05 per common share, compared to $131.8 million, or $1.87 per common share, for the year ended December 31, 2003.

Operating income (1) after tax, which excludes realized capital gains, for the fourth quarter 2004 was $42.7 million, or $0.62 per common share, compared to $37.4 million, or $0.55 per common share, for the fourth quarter 2003. Operating income after tax was $113.1 million, or $1.66 per common share, and $117.4 million, or $1.72 per common share, for the years ended December 31, 2004 and 2003, respectively.

The net combined ratio for the fourth quarter 2004 was 95.0%, compared to 95.9% for the fourth quarter 2003. For the year ended December 31, 2004, the combined ratio was 98.0% compared to 96.8% for the year ended December 31, 2003.

Stockholders’ equity amounted to $1,585.5 million at December 31, 2004, an increase of $195.3 million, or 14.0%, compared to December 31, 2003 and a two year increase of $529.4 million, or 50.1%, compared to December 31, 2002.

Commenting on the fourth quarter and full year results, Andrew A. Barnard, President and Chief Executive Officer, stated, “We are pleased to report a 14% increase in stockholders’ equity for the year which follows increases of over 20% for each of the previous two years. OdysseyRe’s strategic efforts of the past few years to diversify geographically and by product line provided the capability to post solid results, despite record hurricane catastrophe events in the U.S. and Caribbean.”

Odyssey Re Holdings Corp., 300 First Stamford Place, Stamford, CT 06902 — Phone: (203) 977-8000 — Fax: (203) 965-7990

Gross premiums written for the three months ended December 31, 2004 were $660.8 million, a decrease of 3.0%, compared to $681.5 million for the three months ended December 31, 2003. For the year ended December 31, 2004, gross premiums written were $2.7 billion, an increase of 3.8%, compared to $2.6 billion for the year ended December 31, 2003. The premium growth for the year is attributable to increases in EuroAsia of 35.7%, London Market of 2.2% and U.S. Insurance of 23.4%, offset by a decrease in the Americas of 11.1%.

Total net investment results, which include net investment income and net realized capital gains, amounted to $60.5 million in the fourth quarter 2004, compared to $58.8 million in the fourth quarter 2003. Net investment income, excluding net realized capital gains, amounted to $47.9 million for the fourth quarter 2004, compared to $43.1 million for the fourth quarter 2003. Net realized capital gains decreased to $12.6 million for the three months ended December 31, 2004 from $15.7 million for the fourth quarter of 2003. For the years ended December 31, 2004 and 2003, total net investment results were $278.2 million and $336.9 million, respectively. For the year ended December 31, 2004, net realized capital gains were $113.5 million, compared to $202.7 million for the year ended December 31, 2003. Pre-tax unrealized capital gains were $129.9 million at December 31, 2004.

For the three months ended December 31, 2004, net cash flow from operations was $147.5 million, compared to net cash flow from operations of $168.9 million for the fourth quarter 2003. For the year ended December 31, 2004, net cash flow from operations amounted to $603.2 million, a 6.9% increase over the 2003 figure of $564.1 million.

At December 31, 2004 investments and cash totaled $5,236.5 million, an increase of $999.2 million from December 31, 2003. Total assets amounted to $7.7 billion at December 31, 2004. Net book value per common share at December 31, 2004 was $24.48, an increase of $3.09 per share compared to $21.39 at December 31, 2003.

OdysseyRe paid a cash dividend of $0.03125 per share on December 31, 2004. The total dividend payment amounted to approximately $2.0 million in the fourth quarter of 2004.

(1)	“Operating income” after taxes is a non-GAAP financial measure often used to evaluate performance. Operating income after taxes is equal to net income, excluding net realized capital gains or losses, after taxes. A reconciliation of net income to operating income after taxes and related amounts on a per common share basis are as follows (in millions, except per share amounts):

	Three Months Ended
	December 31,
	(unaudited)
	2004		2003
		Per Share		Per Share
	$	Amount	$	Amount
Net income	$50.9	$0.74	$47.6	$0.69
Net realized capital gains, after taxes	8.2	0.12	10.2	0.14

Operating income, after taxes	$42.7	$0.62	$37.4	$0.55

	Years Ended
	December 31,
	(unaudited)
	2004		2003
		Per Share		Per Share
	$	Amount	$	Amount
Net income	$186.9	$2.71	$249.2	$3.59
Net realized capital gains, after taxes	73.8	1.05	131.8	1.87

Operating income, after taxes	$113.1	$1.66	$117.4	$1.72

# # #

Odyssey Re Holdings Corp. is a leading worldwide underwriter of property and casualty treaty, program and facultative reinsurance, as well as specialty insurance. OdysseyRe operates through its subsidiaries, Odyssey America Reinsurance Corporation, Hudson Insurance Company, Hudson Specialty Insurance Company, Clearwater Insurance Company and Newline Underwriting Management Limited.

With $1.6 billion in stockholders’ equity at December 31, 2004, the Company underwrites through four divisions: Americas, EuroAsia, London Market and U.S. Insurance, with major underwriting centers in the United States, London, Paris, Singapore, Latin America and Toronto.

Odyssey Re Holdings Corp. is listed on the New York Stock Exchange under the symbol, ORH. OdysseyRe is rated “A” (Excellent) by A.M. Best Company and “A-” (Strong) by Standard & Poor’s.

# # #

Certain statements contained herein may constitute forward-looking statements and are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: the occurrence of catastrophic events with a frequency or severity exceeding the Company’s estimates; the lowering or loss of one of the Company’s financial or claims-paying ratings, including those of the Company’s subsidiaries; changes in interest rates; changes in premium volumes; increased competition; regulatory and legislative changes; changes in loss payment patterns; changes in estimated overall adequacy of loss and LAE reserves; changes in key management personnel; changes in general market or economic conditions; and other factors which are described in the Company’s filings with the Securities and Exchange Commission.

# # #

Visit OdysseyRe’s Web site — www.odysseyre.com — for additional information about the Company. In addition, anyone may view the Company’s historical press releases and filings with the Securities and Exchange Commission, which provide additional data regarding the Company’s prior quarterly and year-to-date results. This historical information may be found on OdysseyRe’s web site under “Investor Information.”

# # #

Consolidated financial and segment information follows:

ODYSSEY RE HOLDINGS CORP.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2004 AND DECEMBER 31, 2003
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

	December 31,	December 31,
	2004	2003
ASSETS
Investments and cash:
Fixed income securities, at fair value (amortized cost $2,478,614 and $1,605,378, respectively)	$2,505,630	$1,597,688
Equity securities:
Common stocks, at fair value (cost $736,212 and $376,215, respectively)	869,871	447,700
Common stocks, at equity	165,507	117,489
Short-term investments, at cost which approximates fair value	213,403	218,208
Other invested assets	149,075	267,504
Cash and cash equivalents	1,156,447	1,588,659
Cash collateral for borrowed securities	176,518	—

Total investments and cash	5,236,451	4,237,248
Investment income due and accrued	39,609	21,668
Reinsurance balances receivable	550,198	499,680
Reinsurance recoverables on loss payments	89,912	83,448
Reinsurance recoverables on unpaid losses	1,092,082	1,058,623
Prepaid reinsurance premiums	93,774	110,881
Funds held by ceding insurers	192,346	124,464
Deferred acquisition costs	171,083	168,289
Federal and foreign income taxes	102,298	71,183
Other assets	138,022	84,572

Total assets	$7,705,775	$6,460,056

LIABILITIES
Unpaid losses and loss adjustment expenses	$4,228,021	$3,400,277
Unearned premiums	832,305	819,840
Reinsurance balances payable	122,182	121,457
Funds held under reinsurance contracts	179,867	199,763
Debt obligations	376,040	376,892
Obligation to return borrowed securities	56,191	—
Other liabilities	325,669	151,592

Total liabilities	6,120,275	5,069,821

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value; 200,000,000 shares authorized; 0 shares issued	—	—
Common stock, $0.01 par value; 500,000,000 shares authorized; 65,142,857 shares issued	651	651
Additional paid-in capital	794,055	793,586
Treasury stock, at cost (387,879 and 146,691 shares, respectively)	(9,426)	(2,549)
Unearned compensation	(4,977)	(3,439)
Accumulated other comprehensive income, net of deferred income taxes	136,849	112,430
Retained earnings	668,348	489,556

Total stockholders’ equity	1,585,500	1,390,235

Total liabilities and stockholders’ equity	$7,705,775	$6,460,056

ODYSSEY RE HOLDINGS CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME
YEARS AND THREE MONTHS ENDED DECEMBER 31, 2004 AND 2003
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

	Year	Year	Three Months	Three Months
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003
			(unaudited)	(unaudited)
REVENUES
Gross premiums written	$2,656,509	$2,558,156	$660,818	$681,486
Ceded premiums written	293,932	404,576	72,774	142,706

Net premiums written	2,362,577	2,153,580	588,044	538,780
(Increase) decrease in unearned premiums	(31,510)	(188,487)	26,641	(16,000)

Net premiums earned	2,331,067	1,965,093	614,685	522,780
Net investment income	164,703	134,115	47,944	43,136
Net realized investment gains	113,464	202,742	12,583	15,664

Total revenues	2,609,234	2,301,950	675,212	581,580

EXPENSES
Losses and loss adjustment expenses	1,629,564	1,325,765	409,628	343,327
Acquisition costs	528,425	476,015	143,025	129,255
Other underwriting expenses	125,679	101,308	31,490	28,995
Other expense, net	21,207	7,912	11,523	2,657
Interest expense	25,609	12,656	6,404	5,015

Total expenses	2,330,484	1,923,656	602,070	509,249

Income before income taxes	278,750	378,294	73,142	72,331

Federal and foreign income tax provision (benefit):
Current	112,300	141,660	29,177	39,112
Deferred	(20,449)	(12,591)	(6,907)	(14,412)

Total federal and foreign income tax provision	91,851	129,069	22,270	24,700

NET INCOME	$186,899	$249,225	$50,872	$47,631

BASIC
Weighted average shares outstanding	64,361,535	64,736,830	64,256,325	64,765,128

Basic earnings per share	$2.90	$3.85	$0.79	$0.74

DILUTED
Weighted average shares outstanding	69,993,136	70,279,467	69,869,831	70,333,496

Diluted earnings per share	$2.71	$3.59	$0.74	$0.69

DIVIDENDS
Dividends declared per share	$0.125	$0.106	$0.031	$0.031

COMPREHENSIVE INCOME
Net income	$186,899	$249,225	$50,872	$47,631
Other comprehensive income, net of tax	24,419	90,694	135,512	14,045

Comprehensive income	$211,318	$339,919	$186,384	$61,676

ODYSSEY RE HOLDINGS CORP.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(IN THOUSANDS, EXCEPT SHARE AMOUNTS)

	Year	Year	Year
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
	2004	2003	2002
COMMON STOCK
Balance, beginning and end of year	$651	$651	$651

ADDITIONAL PAID-IN CAPITAL
Balance, beginning of year	793,586	793,334	793,334
Net increase during the year	469	252	—

Balance, end of year	794,055	793,586	793,334

TREASURY STOCK
Balance, beginning of year	(2,549)	(2,305)	—
Purchases during the year	(10,090)	(331)	(2,405)
Reissuance during the year	3,213	87	100

Balance, end of year	(9,426)	(2,549)	(2,305)

UNEARNED COMPENSATION
Balance, beginning of year	(3,439)	(4,572)	(5,704)
Issuance of restricted stock during the year	(3,314)	—	—
Amortization during the year	1,776	1,133	1,132

Balance, end of year	(4,977)	(3,439)	(4,572)

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS), NET OF DEFERRED INCOME TAXES
Balance, beginning of year	112,430	21,736	(12,985)
Unrealized net gains on securities, net of reclassification adjustments	10,656	49,818	27,565
Foreign currency translation adjustments	13,766	42,098	7,156
Minimum pension liability	(3)	(1,222)	—

Balance, end of year	136,849	112,430	21,736

RETAINED EARNINGS
Balance, beginning of year	489,556	247,239	45,576
Net income	186,899	249,225	208,177
Dividends to stockholders	(8,107)	(6,908)	(6,514)

Balance, end of year	668,348	489,556	247,239

TOTAL STOCKHOLDERS’ EQUITY	$1,585,500	$1,390,235	$1,056,083

COMMON SHARES OUTSTANDING
Balance, beginning of year	64,996,166	65,003,963	65,142,857
Net treasury shares acquired	(241,188)	(7,797)	(138,894)

Balance, end of year	64,754,978	64,996,166	65,003,963

ODYSSEY RE HOLDINGS CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2004, 2003 AND 2002
(IN THOUSANDS)

	Year	Year	Year
	Ended	Ended	Ended
	December 31,	December 31,	December 31,
	2004	2003	2002
OPERATING ACTIVITIES
Net income	$186,899	$249,225	$208,177
Less: Cumulative effect of a change in accounting principle	—	—	(36,862)

Income before cumulative effect of a change in accounting principle	186,899	249,225	171,315
Adjustments to reconcile net income to net cash provided by operating activities:
Reinsurance balances and funds held, net	(130,323)	(109,151)	(263,666)
Unearned premiums	24,081	198,923	203,898
Unpaid losses and loss adjustment expenses	710,441	497,080	160,398
Federal and foreign income taxes	(25,291)	(13,216)	91,091
Other assets and liabilities, net	(35,263)	(6,851)	38,160
Deferred acquisition costs	(3,690)	(38,400)	(48,764)
Net realized investment gains	(113,464)	(202,742)	(135,796)
Bond discount amortization, net	(10,210)	(10,750)	(2,425)

Net cash provided by operating activities	603,180	564,118	214,211

INVESTING ACTIVITIES
Maturities of fixed income securities	106,654	48,948	34,609
Sales of fixed income securities	1,437,226	4,683,504	2,422,938
Purchases of fixed income securities	(2,304,052)	(4,103,327)	(2,264,108)
Sales of equity securities	335,954	173,085	58,967
Purchases of equity securities	(375,974)	(355,679)	(113,233)
Purchases of other invested assets	(46,400)	(29,860)	(88,781)
Net decrease related to borrowed securities	(137,476)	—	—
Increase in short-term investments	(26,046)	(18,028)	(155,809)
Acquisition, net of cash acquired	(29,659)	(39,581)	12,133

Net cash (used in) provided by investing activities	(1,039,773)	359,062	(93,284)

FINANCING ACTIVITIES
Dividends	(8,107)	(6,908)	(6,514)
Additional borrowings, net of acquisition costs	—	222,480	107,494
Repayments of principal	(100)	(50,000)	(110,000)
Sale of interest rate contract	—	8,667	—
Purchase of treasury stock	(10,091)	(284)	(2,305)

Net cash (used in) provided by financing activities	(18,298)	173,955	(11,325)

Effect of exchange rate changes on cash	22,679	6,780	—

(Decrease) increase in cash and cash equivalents	(432,212)	1,103,915	109,602
Cash and cash equivalents, beginning of year	1,588,659	484,744	375,142

Cash and cash equivalents, end of year	$1,156,447	$1,588,659	$484,744

Supplemental disclosures:
Interest paid	$25,067	$9,006	$8,664

Income taxes paid (recovered)	$116,557	$142,202	$(4,327)

ODYSSEY RE HOLDINGS CORP.
BUSINESS SEGMENTS
FOR THE YEARS AND THREE MONTHS ENDED
DECEMBER 31, 2004 AND 2003
(UNAUDITED)
(IN THOUSANDS)

	Year	Year		Three Months	Three Months
	Ended	Ended		Ended	Ended
	December 31,	December 31,	%	December 31,	December 31,	%
	2004	2003	Change	2004	2003	Change
GROSS PREMIUMS WRITTEN
Americas	$1,263,210	$1,421,381	(11.1)%	$299,092	$378,389	(21.0)%
EuroAsia	553,671	408,077	35.7	133,479	109,469	21.9
London Market	447,681	437,902	2.2	119,253	124,679	(4.4)
U.S. Insurance	412,069	333,821	23.4	108,353	79,336	36.6

Total*	$2,676,631	$2,601,181	2.9%	$660,177	$691,873	(4.6)%

NET PREMIUMS WRITTEN
Americas	$1,208,178	$1,248,938	(3.3)%	$289,494	$293,223	(1.3)%
EuroAsia	530,511	388,705	36.5	127,286	102,940	23.7
London Market	388,245	374,568	3.7	100,936	111,292	(9.3)
U.S. Insurance	235,643	141,369	66.7	70,328	31,325	124.5

Total	$2,362,577	$2,153,580	9.7%	$588,044	$538,780	9.1%

NET PREMIUMS EARNED
Americas	$1,229,393	$1,170,696	5.0%	$331,439	$285,823	16.0%
EuroAsia	482,096	364,542	32.2	118,339	103,977	13.8
London Market	421,219	334,228	26.0	101,667	99,246	2.4
U.S. Insurance	198,359	95,627	107.4	63,240	33,734	87.5

Total	$2,331,067	$1,965,093	18.6%	$614,685	$522,780	17.6%

	Year	Year		Three Months	Three Months
	Ended	Ended	Percentage	Ended	Ended	Percentage
	December 31,	December 31,	Point	December 31,	December 31,	Point
	2004	2003	Change	2004	2003	Change
LOSSES AND LOSS ADJUSTMENT EXPENSES RATIO
Americas	73.7%	68.5%	5.2	70.7%	69.8%	0.9
EuroAsia	62.2	68.2	(6.0)	62.1	61.3	0.8
London Market	69.7	61.5	8.2	62.3	54.9	7.4
U.S. Insurance	65.6	73.6	(8.0)	60.9	76.0	(15.1)
Total	69.9%	67.5%	2.4	66.6%	65.7%	0.9
ACQUISITION COSTS AND OTHER UNDERWRITING EXPENSES RATIO
Americas	31.7%	32.5%	(0.8)	31.6%	34.7%	(3.1)
EuroAsia	25.5	24.9	0.6	25.7	27.4	(1.7)
London Market	24.5	26.7	(2.2)	25.4	24.1	1.3
U.S. Insurance	19.3	17.3	2.0	21.0	20.2	0.8
Total	28.1%	29.3%	(1.2)	28.4%	30.2%	(1.8)
COMBINED RATIO
Americas	105.4%	101.0%	4.4	102.3%	104.5%	(2.2)
EuroAsia	87.7	93.1	(5.4)	87.8	88.7	(0.9)
London Market	94.2	88.2	6.0	87.7	79.0	8.7
U.S. Insurance	84.9	90.9	(6.0)	81.9	96.2	(14.3)
Total	98.0%	96.8%	1.2	95.0%	95.9%	(0.9)

*	A portion of the gross premiums written by the U.S. Insurance division has been ceded to, and is also included in, the Americas division’s gross premiums written. Accordingly, the total gross premiums written as shown in the table above do not agree to the gross premiums written of $2,656,509 and $2,558,156 for the years ended December 31, 2004 and 2003, respectively, and $660,818 and $681,486 for the three months ended December 31, 2004 and 2003, respectively, reflected in the consolidated statements of operations.